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                                                                  EXHIBIT 99.1


                                 November 19, 1999



I hereby consent to be named as proposed director of Optio Software's in its Registration Statement (No. 333-89181) on Form S-1.



                                      /s/ James J. Felcyn, Jr.
                                      --------------------------------
                                      James J. Felcyn, Jr.